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EXHIBIT 99.b

                                                       OMB Number:     3235-0569
                                                       Expires: January 31, 2003
EXHIBIT A
(CORRECTED)

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Glenn C. Lockwood, Senior Vice President & Chief Financial Officer of New Jersey Resources Corporation, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of New Jersey Resources Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with New Jersey Resources Corporation's Audit Committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K for the fiscal year ended September 30, 2001 for New Jersey Resources Corporation;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of New Jersey Resources Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


Date: August 12, 2002                       By: /s/Glenn C. Lockwood
      ---------------------------------        ---------------------------------
                                               Glenn C. Lockwood
                                               Senior Vice President
                                               & Chief Financial Officer

                                            Subscribed and sworn to before me
                                            this 12 day of August 2002.

                                            /s/Kathleen M. Iannuzzi
                                            ------------------------------------
                                            Kathleen M. Iannuzzi
                                            Notary Public

                                            My Commission Expires:
                                            April 26, 2004

[* Separate statements to be signed by each of the Principal Executive Officer and the Principal Financial Officer.]